SECURITIES AND EXCHANGE
                                   COMMISSION




                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 1997


                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                          1-10218                   13-3489233

(State or other               (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                              701 MCCULLOUGH DRIVE
                         CHARLOTTE, NORTH CAROLINA 28262
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 547-8500

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS


         (a) On July 16, 1997, Collins & Aikman Products Co., a wholly owned subsidiary of Collins & Aikman Corporation (the "Company"), completed the sale of the Mastercraft Group, a leading manufacturer of flat-woven upholstery fabrics, to a subsidiary of Joan Fabrics Corporation. The asset sale was pursuant to a Mastercraft Group Acquisition Agreement dated as of April 24, 1997. The sales price was approximately $310 million, subject to final balance sheet adjustments, plus the assumption of specified liabilities. The consideration paid in the sale was determined through arms-length negotiations between the Company and the purchaser.

         The Mastercraft Group, which included the Company's Mastercraft, Yarn and Ack-Ti divisions, is engaged in the business of designing, manufacturing and marketing fabrics for furniture upholstery, home textiles, recreational vehicles and neckwear interlining and of manufacturing and selling yarn. Joan Fabrics Corporation is a privately owned company currently operating manufacturing facilities in Massachusetts and North Carolina, with a position in multiple markets including automobile interior, contract systems, home furnishings and export.

         (b) Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) The pro forma financial information furnished herein reflects the disposition of the Mastercraft Group on the Company's consolidated financial statements.
                                                                     Page Number
         Unaudited Pro Forma Consolidated Statements
           of Operations for the Fiscal Year
           Ended December 28, 1996...................................   F - 2
         Unaudited Pro Forma Consolidated Statements of
           Operations for the Six Months Ended
           June 28, 1997.............................................   F - 5
         Unaudited Pro Forma Consolidated Balance
           Sheet at June 28, 1997....................................   F - 7

         (c) The exhibits furnished in connection with this Report are as follows:


         Exhibit
         Number            Description

         2.1 Mastercraft Group Acquisition Agreement dated as of April 24, 1997 among Collins & Aikman Products Co., Joan Fabrics Corporation and MC Group Acquisition Company, LLC is hereby incorporated by reference to Exhibit 2.1 of Collins & Aikman Corporation's Quarterly Report on Form 10-Q for the quarter ended March 29, 1997.

         99.1              Press Release dated July 16, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 COLLINS & AIKMAN
                                                 CORPORATION
                                                (Registrant)



Date:    July 29, 1997                          By: /s/ J. Michael Stepp
                                                ------------------------
                                                    J. Michael Stepp
                                                    Executive Vice President
                                                    & Chief Financial Officer

                             PRO FORMA CONSOLIDATED
                                 FINANCIAL DATA


         The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the fiscal year ended December 28, 1996 reflects (i) the issuance by Collins & Aikman Products Co. in June 1996 of $400 million aggregate principal amount of its 11-1/2% Senior Subordinated Notes due 2006 (the "Notes") and the application of the estimated net proceeds therefrom to pay down indebtedness under the Company's Credit Agreement Facilities (consisting of a Term Loan Facility and Revolving Facility entered into in July 1994), (ii) the application of the proceeds of the sale by the Company in February 1997 of its Collins & Aikman Floor Coverings, Inc. subsidiary ("Floor Coverings"), (iii) the December 1996 acquisition of JPS Automotive L.P. ("JPS Automotive") and (iv) the application of the proceeds of the sale by the Company in July 1997 of the Company's Mastercraft Group, as if the relevant transactions had occurred at the beginning of the fiscal year ended December 28, 1996.

         The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the six months ended June 28, 1997 reflects (i) the issuance by Collins & Aikman Products Co. in June 1996 of the Notes and the application of the estimated net proceeds therefrom to pay down indebtedness under the Company's Credit Agreement Facilities (consisting of a Term Loan Facility and Revolving Facility entered into in July 1994), (ii) the application of the proceeds of the sale by the Company in February 1997 of Floor Coverings, (iii) the December 1996 acquisition of JPS Automotive and (iv) the application of the proceeds of the sale by the Company in July 1997 of the Company's Mastercraft Group, as if the relevant transactions had occurred at the beginning of the fiscal year ended December 28, 1996.

         The following Unaudited Pro Forma Consolidated Balance Sheet of the Company as of June 28, 1997 reflects the sale of the Company's Mastercraft Group as if it had occurred on that date.

         The pro forma statements do not purport to represent what the Company's financial position or results of operations would actually have been if the relevant transactions had occurred at the beginning of each period presented or on June 28, 1997, or to project the Company's consolidated results of operations or financial position at any future date or for any future period.

            Unaudited Pro Forma Consolidated Statement of Operations
                       Fiscal Year Ended December 28, 1996
                     (In thousands except per share amounts)


                                                                           As Adjusted
                                                   Adjustments for        for the 1996
                                                       the 1996           Subordinated
                                                     Subordinated         Debt Offering
                                                    Debt Offering         and the 1996                                As Further
                                                     and the 1996         Amendment of                               Adjusted for
                                                     Amendment of           the Bank           Sale of Floor          the Sale of
                                    Actual         the Bank Credit           Credit              Coverings          Floor Coverings
                                                      Facilities           Facilities
                                ---------------    -----------------     ----------------     -----------------     ----------------

Net sales                       $ 1,055,931        $        -            $     1,055,931      $        -            $  1,055,931


Cost of goods sold                  867,257                 -                    867,257               -                 867,257

Selling general and
administrative expenses              86,625                 -                     86,625               -                  86,625
                                ---------------    -----------------     ----------------     -----------------     ----------------

Operating income                    102,049                 -                    102,049               -                 102,049

Interest expense                     39,850               3,488  (1)  (2)         43,338            (2,183)  (4)          41,155

Loss on the sale of
receivables                           4,533                 -                      4,533               -                   4,533

Minority interest in
consolidated subsidiary                   -                 -                       -                  -                     -

Other (income) expense                  113                 -                        113               -                     113
                                ---------------    -----------------     ----------------     -----------------     ----------------

Income from continuing
operations before
income taxes                         57,553              (3,488)                  54,065              2,183               56,248

Income tax expense
 (benefit)                           24,442              (1,482)   (3)            22,960                928 (5)         23,888
                                ---------------    -----------------     ----------------     -----------------     ----------------

Income from continuing
operations                      $     33,111       $     (2,006)      $        31,105      $          1,255        $    32,360
                                ---------------    -----------------     ----------------     -----------------     ----------------

Other data from continuing operations:

Avg. primary shares
outstanding                           69,908                                                                             69,908

Income from continuing
operations per primary and
fully diluted common share       $      0.47                                                                         $     0.46

                                             F-2

                        Fiscal Year Ended December 28, 1996
                     (In thousands except per share amounts)


                                           JPS Automotive
                            As Further        for the                              As Further
                           Adjusted for      period from             JPS            Adjusted
                            the Sale of      January 28,          Automotive         for the           Sale of
                               Floor           1996 to           Acquisition           JPS           Mastercraft       Pro Formas
                             Coverings      December 28,         Adjustments       Automotive           Group          as adjusted
                                                1996                               Acquisition
                           --------------  ----------------     ---------------    ------------     --------------    --------------
Net sales                  $  1,055,931    $    259,622         $           -      $1,315,553       $         -         $ 1,315,553

Cost of goods sold              867,257         218,654               (2,750) (6)    1,083,161                -           1,083,161

Selling general and
administrative expenses          86,625          21,977               (2,567) (7)      106,035                -             106,035
                           --------------  ----------------     ---------------    ------------     --------------    --------------

Operating income                102,049          18,991                5,317           126,357                -             126,357

Interest expense                 41,155          18,809                 (511) (8)       59,453             5,264 (11)        64,717

Loss on the sale of
receivables                       4,533             -                    -               4,533                -               4,533

Minority interest in
consolidated subsidiary             -               334                 (334) (9)          -                  -                   -

Other (income) expense              113              18                  -                 131                -                 131
                           --------------  ----------------     ---------------    ------------     --------------    --------------

Income from continuing
operations before income
taxes                            56,248            (170)               6,162            62,240            (5,264)            56,976

Income tax expense
 (benefit)                       23,888             315                2,231 (10)       26,434            (2,237) (12)       24,197
                           --------------  ----------------     ---------------    ------------     --------------    --------------

Income from continuing
operations                 $     32,360    $       (485)        $      3,931        $   35,806        $   (3,027)      $     32,779
                           --------------  ----------------     ---------------    ------------     --------------    --------------

Other data from continuing operations:

Avg. primary shares
outstanding                      69,908                                                                                      69,908

Income from continuing
operations per primary and
fully diluted common share  $      0.46                                                                                 $       0.47

(1) Represents interest of $17.3 million on the Notes at an interest rate of 11.50% and $.5 million in amortization of deferred financing fees on the Notes, partially offset by interest savings of $9.7 million on the repayment of $339.0 million of indebtedness, interest income of $.7 million at an assumed rate of 5.3% on the remaining proceeds and an allocation of $3.6 million related to the Floor Coverings and Mastercraft Group discontinued operations.

(2) Includes the amortization of (i) the deferred financing fees related to the partial repayment and restatement of the Company's Bank Credit Facilities and (ii) a portion of the previously incurred deferred financing fees related to such facilities prior to their partial repayment and amendment. Excludes the write-off of $10.8 million of previously incurred deferred financing fees.

(3) Includes a net reduction of income taxes related to the pro forma net increase in interest expense at a 42.5% effective rate.

(4) Represents a reduction of interest expense of $2.2 million, net of amounts previously allocated to the Floor Coverings discontinued operation, resulting from the application of estimated net proceeds of $179.1 million.

(5) Represents income taxes related to the pro forma net decrease in interest expense at a 42.5% effective rate.

(6) Represents a reduction in depreciation expense related to the adjusted fixed asset values.

(7) Represents a reduction of (i) $1.9 million related to the removal of duplicative selling and administrative costs, and (ii) a net reduction of $.7 million in goodwill amortization relating to the reversal of JPS Automotive's previous goodwill amortization of $4.1 million and the establishment of an annual goodwill amortization of $3.4 million based on a forty year life.

(8) Reflects a net adjustment for (i) a net reduction of $2.1 million in interest expense related to $68 million of JPS Automotive 11.125% Senior Notes due 2001 ("the JPS Automotive Notes") repurchased and retired with amounts under the Company's Term Loan Facility and the $200 million Delayed Draw Term Loan Facility entered into in connection with the JPS Automotive acquisition ("Delayed Draw Facility"). Interest on these facilities is based on an interest rate of LIBOR plus 1.75%. Average LIBOR in effect during the period was 5.51%. (ii) the removal of $1.0 million in amortization of JPS Automotive deferred financing fees, (iii) annual amortization of $1.0 million in income related to the excess of market value of JPS Automotive Notes over face value on the acquisition date, (iv) additional interest expense of $3.1 million related to the financing of $43 million in purchased equity of JPS Automotive and related expenses under the Company's Credit Agreement Facilities and (v) eleven months amortization of deferred financing fees related to the Company's Delayed Draw Facility.

(9) Reflects the acquisition of the 20% minority interest in JPS Automotive's Cramerton Automotive Products.

(10) Represents income taxes related to the total of the historical JPS Automotive results and pro forma adjustments at a 42.5% effective rate less amounts previously reported in JPS Automotive historical results.

(11) Represents an increase of interest expense of $5.3 million after reflecting the reduction of interest expense resulting from the payment of Bank
     Credit Facilities with the estimated net proceeds of $266.3 million from the sale of the Mastercraft Group offset by amounts previously allocated to the Mastercraft Group discontinued operation.

(12) Represents income taxes related to the pro forma net increase in interest expense at a 42.5% effective rate.

            Unaudited Pro Forma Consolidated Statement of Operations
                         Six Months Ended June 28, 1997
                     (In thousands except per share amounts)

                                                  Adjustments for
                                                      the 1996           As Adjusted
                                                    Subordinated         for the 1996
                                                   Debt Offering         Subordinated
                                                    and the 1996        Debt Offering                                 As Further
                                                    Amendment of         and the 1996                                Adjusted for
                                                  the Bank Credit        Amendment of          Sale of Floor         the Sale of
                                   Actual            Facilities        the Bank Credit           Coverings         Floor Coverings
                                                                          Facilities
                               ---------------    -----------------    -----------------     ------------------    -----------------
Net sales                       $     831,578        $         -          $       831,578       $        -         $        831,578

Cost of goods sold                    689,144                  -                  689,144                -                  689,144

Selling general and
administrative expenses                60,256                  -                   60,256                -                   60,256
                                  ---------------    -----------------    -----------------     ------------------    --------------

Operating income                       82,178                  -                   82,178                -                   82,178

Interest expense                       38,084                 131 (1)              38,215             (524)  (3)             37,691

Loss on the sale of receivables         2,763                  -                    2,763                -                    2,763

Other expense                             972                  -                      972                -                      972
                                  ---------------    -----------------    -----------------     ------------------    --------------

Income from continuing
operations before income
taxes                                  40,359               (131)                  40,228              524                   40,752

Income tax expense (benefit)           17,494                (63)  (2)             17,431              250  (4)              17,681
                                  ---------------    -----------------    -----------------     ------------------    --------------

Income from continuing
operations                        $    22,865        $       (68)        $         22,797      $       274            $      23,071
                                  ---------------    -----------------    -----------------     ------------------    --------------

Other data from continuing operations:

Avg. primary shares outstanding        67,761                                                                                67,761

Income from continuing
operations per primary and
fully diluted common share        $      0.34                                                                         $        0.34

        Unaudited Pro Forma Consolidated Statement of Operations (continuted)
                         Six Months Ended June 28, 1997
                     (In thousands except per share amounts)



                              As Further                          As Further
                             Adjusted for           JPS            Adjusted
                              the Sale of        Automotive         for the
                                 Floor          Acquisition           JPS             Sale of          Pro Formas as
                               Coverings        Adjustments       Automotive        Mastercraft           adjusted
                                                                  Acquisition          Group
                             --------------    ---------------    ------------    -----------------    ---------------
Net sales                   $   831,578       $       -          $   831,578      $      -            $    831,578

Cost of goods sold              689,144               -              689,144             -                 689,144

Selling general and
administrative expenses          60,256               -               60,256             -                  60,256
                             --------------    ---------------    ------------    -----------------    ---------------

Operating income                 82,178               -               82,178                -               82,178

Interest expense                 37,691             (19)  (5)         37,672            1,397  (7)          39,069

Loss on the sale of
receivables                       2,763               -                2,763                -                2,763

Other expense                       972               -                  972                -                  972
                             --------------    ---------------    ------------    -----------------    ---------------

Income from continuing
operations before
income taxes                     40,752              19               40,771           (1,397)              39,374

Income tax expense
 (benefit)                       17,681               9  (6)          17,690             (668)  (8)         17,022
                             --------------    ---------------    ------------    -----------------    ---------------

Income from continuing
operations                   $   23,071        $     10           $   23,081      $      (729)        $     22,352
                             --------------    ---------------    ------------    -----------------    ---------------

Other data from continuing operations:

Avg. primary share
outstanding                      67,761                                                                      67,761

Income from continuing
operations per primary and
fully diluted common share   $     0.34                                                                $      0.33

(1) Represents interest on the additional borrowings related to the pro forma adjustment as reflected in the Unaudited Statement of Operations for the fiscal year ended December 28, 1996 for the offering of the Notes.

(2) Represents a reduction of income taxes related to the pro forma net increase in interest expense at a 48.0% effective rate.

(3) Represents a reduction in interest expense of $.5 million, net of amounts previously allocated to the Floor Coverings discontinued operation, resulting from the application of estimated net proceeds of $179.1 million and a reduction of interest as a result of the pro forma adjustment reflected in the Unaudited Statement of Operations for the fiscal year ended December 28, 1996.

(4) Represents income taxes related to the pro forma net decrease in interest expense at a 48.0% effective rate.

(5) Represents a reduction of interest expense related to reduced borrowings as adjusted for the acquisition of JPS Automotive as reflected in the Unaudited Pro Forma Statement of Operations for the fiscal year ended December 28, 1996.

(6) Represents an increase of income taxes related to the pro forma net decrease in interest expense at a 48.0% effective rate.

(7) Represents an increase in interest expense of $1.4 million after reflecting the reduction of interest expense resulting from the payment of Bank Credit Facilities with the estimated net proceeds of $266.3 million from the sale of the Mastercraft Group and the interest on the additional borrowings incurred related to the additional interest expense reflected in the Unaudited Pro Forma Statement of Operations for the fiscal year ended December 28, 1996, net of amounts previously allocated to the Mastercraft Group discountinued operation.

(8) Represents a decrease of income taxes related to the pro forma net increase in interest expense at a 48.0% effective rate.

                 Unaudited Pro Forma Consolidated Balance Sheet


                                                     Collins & Aikman            Sale of
                                                    Corporation as of          Mastercraft
                                                      June 28, 1997               Group                Pro Forma
                                                  -----------------------    ----------------      -------------------
                                                                (In thousands)
Assets
Current Assets:
   Cash and cash equivalents                      $            12,421        $            -         $       12,421
   Accounts and notes receivable, net                         179,302                     -                179,302
   Inventories                                                126,345                     -                126,345
   Net assets of discontinued operations                      232,486               (84,386)  (1)          148,100
   Other                                                      124,297               (33,366)  (2)           90,931
                                                  -----------------------    ----------------       -----------------
     Total current assets                                     674,851              (117,752)               557,099

Property, plant & equipment, net                              350,028                     -                350,028
Deferred tax assets                                            41,366                     -                 41,366
Goodwill, net                                                 279,629                     -                279,629
Other assets                                                   79,674                     -                 79,674
                                                  -----------------------    ----------------       -----------------

                                                  $         1,425,548        $     (117,752)         $   1,307,796
                                                  -----------------------    ----------------       -----------------

Liabilities and Common Stockholders'
  Equity (Deficit)
Current Liabilities:
   Notes Payable                                  $             1,643        $            -          $       1,643
   Current maturities of long-term debt                        51,632                     -                 51,632
   Accounts payable                                           127,596                42,100   (3)          169,696
   Accrued expenses                                           141,457                     -                141,457
                                                  -----------------------    ----------------       -----------------
     Total current liabilities                                322,328                42,100                364,428

Long-term debt                                                944,460              (266,300)  (4)          678,160
Other                                                         258,701                     -                258,701

Common Stockholders' Equity (Deficit):
   Common stock                                                   705                     -                    705
   Other paid in capital                                      586,495                                      586,495
   Accumulated deficit                                       (618,945)              106,448   (5)         (512,497)
   Foreign currency translation adjustments                   (23,779)                    -                (23,779)
   Pension equity adjustment                                  (10,165)                    -                (10,165)
   Treasury stock, at cost                                    (34,252)                    -                (34,252)
                                                  -----------------------    ----------------       -----------------
     Total common stockholders' equity
       (deficit)                                              (99,941)              106,448                  6,507
                                                  -----------------------    ----------------       -----------------

                                                  $          1,425,548       $     (117,752)        $    1,307,796
                                                  -----------------------    ----------------       -----------------

(1) Reflects the removal of net assets associated with the Mastercraft Group disposition.
(2) Reflects the utilization of current deferred tax assets related to the federal tax gain on the sale of the Mastercraft Group.
(3) Reflects the amount due to the purchaser to be paid as the Company receives amounts attributable to the collection of the Mastercraft Group's accounts receivable previously sold to and owned by the Company's Carcorp subsidiary.
(4) Reflects the application of net cash proceeds to repay a portion of the amounts outstanding under the Company's Bank Credit Facilities.
(5) Reflects the anticipated net gain on the disposition of the Mastercraft Group after income taxes at a 40.0% effective tax rate.